                                                                  EXHIBIT 99.(h)

                             JOINT FILING AGREEMENT

The undersigned hereby agree that the Statement on Schedule 13-D dated 17th June 1996 with respect to the shares of common stock, $1 par value, of Interlake Corporation and any further amendments thereto executed by each or any of us shall be filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13D-1(f) under the Securities Exchange Act of 1934, as amended.

This Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Date:  17th June 1996                 NORTH ATLANTIC SMALLER COMPANIES
                                      INVESTMENT TRUST PLC

                                      By J O Hambro & Partners Ltd, its
                                      investment advisor

                                      By:     /s/  R C O Hellyer
                                              --------------------------------
                                              Name:      R C O Hellyer
                                              Title:     Director

Date:  17th June 1996                 J O HAMBRO & PARTNERS LIMITED

                                      By:     /s/  R C O Hellyer
                                              --------------------------------
                                              Name:      R C O Hellyer
                                              Title:     Director

Date:  17th June 1996                 J O HAMBRO & COMPANY LIMITED

                                      By:     /s/  R C O Hellyer
                                              --------------------------------
                                              Name:      R C O Hellyer
                                              Title:     Director

Date:  17th June 1996                 J O HAMBRO ASSET MANAGEMENT LIMITED

                                      By:     /s/  R C O Hellyer
                                              --------------------------------
                                              Name:      R C O Hellyer
                                              Title:     Director
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Date:  17th June 1996                 ORYX INTERNATIONAL GROWTH FUND
                                      LIMITED

                                      By J O Hambro & Partners Ltd, its
                                      investment advisor

                                      By:     /s/  R C O Hellyer
                                              --------------------------------
                                              Name:      R C O Hellyer
                                              Title:     Director

Date: 17th June 1996                  CONSULTA (CHANNEL ISLANDS) LTD

                                      By:     /s/ Peter A. Heaps
                                              --------------------------------
                                              Name:      Peter A. Heaps
                                              Title:     Director

Date:  17th June 1996                 GROWTH FINANCIAL SERVICES LIMITED
                                      formerly GROWTH INVESTMENT
                                      MANAGEMENT LIMITED

                                      By:     /s/  R C O Hellyer
                                              --------------------------------
                                              Name:      R C O Hellyer
                                              Title:     pursuant to
                                                         a power of attorney
                                                         from Mr. C H B Mills,
                                                         director dated 2nd
                                                         February 1993

Date:  17th June 1996                 CHRISTOPHER HARWOOD BERNARD MILLS

                                              /s/  R C O Hellyer
                                      ----------------------------------------
                                      pursuant to a power of attorney dated
                                      2nd February 1993
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Date:  17th June 1996                 AMERICAN OPPORTUNITY TRUST PLC

                                      By J O Hambro & Partners Limited, its
                                      investment advisor

                                              By:    /s/  R C O Hellyer
                                              --------------------------------
                                              Name:      R C O Hellyer
                                                         Director
                                              Date:      17th June 1996